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                                                                EXHIBIT 10.14.1
                             AMENDMENT NUMBER ONE
                                    TO THE
                        PRE-CONSTRUCTION IRU AGREEMENT
                                    BETWEEN
                            FTV COMMUNICATIONS LLC
                                      AND
                           ELECTRIC LIGHTWAVE, INC.


     THIS AMENDMENT NUMBER ONE ("Amendment") to the Pre-Construction IRU Agreement, dated October 16, 1997, between FTV Communications LLC ("FTV") and Electric Lightwave, Inc. ("ELI") ("Agreement") constitutes the first Amendment to the Agreement. Except as otherwise defined herein, all terms used in this Amendment shall have the meanings specified in the Agreement.

     WHEREAS, the parties are desirous of modifying certain terms of the Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1.   Article A(1) is deleted in its entirety and is replaced with the following:

     On or before December 1, 1997, Twenty-five percent (25%) of the estimated IRU payment [based on the estimated 1,620 Route Miles] plus interest in the amount of Prime plus 3% accruing from November 15, 1997 until date of payment and such payment shall be paid in immediately available funds;

2. Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect and except as expressly provided herein, no waiver or modification of the terms and provisions of the Agreement is intended or is to be inferred.

     IN WITNESS WHEREOF, the Parties have each caused this Amendment to the Agreement to be duly executed by their respective officers duly authorized as of the date set forth below.


FTV COMMUNICATIONS, LLC              ELECTRIC LIGHTWAVE INC.


By: /s/ Diane D. Whitaker            By: /s/ David B. Sharkey

Date:   11/14/97                     Date:   11/14/97